UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10593

Morgan Stanley Institutional Fund of Hedge Funds LP

(Exact name of Registrant as specified in Charter)

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Barry Fink, Esq.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

(Name and address of agent for service)

COPY TO:

Leonard B. Mackey, Jr., Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

Financial Statements with Report of Independent Registered Public Accounting Firm

For the Year Ended December 31, 2005

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Year Ended December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors of

    Morgan Stanley Institutional Fund of Hedge Funds LP

We have audited the accompanying statement of assets, liabilities and partners’ capital of Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”), including the schedule of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian, management of the investment funds and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Morgan Stanley Institutional Fund of Hedge Funds LP at December 31, 2005, and the results of its operations and its cash flows for the year then ended, and the changes in its partners’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York

February 21, 2006

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2005

Assets
Investments in investment funds, at fair value (cost $1,482,446,844)	$1,707,034,774
Cash and cash equivalents (cost $41,981,741)	41,981,741
Receivable for investments sold	182,450,398
Prepaid investments in investment funds	102,338,890
Due from broker	14,506,053
Other assets	162,268

Total assets	2,048,474,124

Liabilities
Payable for partner redemptions	44,083,219
Management fee payable	2,752,602
Directors’ fee payable	6,000
Acrued expenses and other liabilities	562,311

Total liabilities	47,404,132

Net assets	$2,001,069,992

Partners’ capital
Represented by:
Net capital subscriptions	$1,776,482,062
Accumulated net unrealized appreciation on investments	224,587,930

Total partners’ capital	$2,001,069,992

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Operations

For the Year Ended December 31, 2005

Investment income
Interest	$1,910,460

Expenses
Management fees	10,308,415
Accounting and administration fees	1,167,845
Insurance expense	249,837
Legal expense	227,880
Directors’ fees	4,353
Other	372,478

Total expenses	12,330,808

Net investment loss	(10,420,348)

Realized and unrealized gain (loss) from investments:
Net realized gain from investments in investment funds	73,914,967
Net realized gain from purchased options	300,465
Net realized gain from swap contracts	4,101,609

Net realized gain from investments	78,317,041

Net change in unrealized appreciation/depreciation on investments in investment funds	48,895,445
Net change in unrealized appreciation/depreciation on swap contracts	(2,916,423)

Net change in unrealized appreciation/depreciation on investments	45,979,022

Net realized and unrealized gain from investments	124,296,063

Net increase in partners’ capital resulting from operations	$113,875,715

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statements of Changes in Partners’ Capital

	General Partner	Limited Partners	Total
Partners’ capital at December 31, 2003	$33,262,413	$1,063,536,184	$1,096,798,597

For the year ended December 31, 2004
Increase (decrease) in partners’ capital:
From operations
Net investment loss	(265,080)	(10,681,208)	(10,946,288)
Net realized gain from investments	110,292	3,349,182	3,459,474
Net change in unrealized appreciation/depreciation on investments	1,754,175	80,501,291	82,255,466

Net increase in partners’ capital resulting from operations	1,599,387	73,169,265	74,768,652

From partners’ capital transactions
Partner subscriptions	—	565,540,272	565,540,272
Partner redemptions	(8,775,000)	(10,917,591)	(19,692,591)
Reallocation of performance incentive	54,887	(54,887)	—

Net increase (decrease) in partners’ capital from capital transactions	(8,720,113)	554,567,794	545,847,681

Total increase (decrease) in partners’ capital	(7,120,726)	627,737,059	620,616,333

Partners’ capital at December 31, 2004	$26,141,687	$1,691,273,243	$1,717,414,930

For the year ended December 31, 2005
Increase (decrease) in partners’ capital:
From operations
Net investment loss	$(149,662)	$(10,270,686)	$(10,420,348)
Net realized gain from investments	1,107,147	77,209,894	78,317,041
Net change in unrealized appreciation/depreciation on investments	640,893	45,338,129	45,979,022

Net increase in partners’ capital resulting from operations	1,598,378	112,277,337	113,875,715

From partners’ capital transactions
Partner subscriptions	—	246,825,450	246,825,450
Partner redemptions	(2,000,000)	(75,046,103)	(77,046,103)
Reallocation of performance incentive	92,443	(92,443)	—

Net increase (decrease) in partners’ capital from capital transactions	(1,907,557)	171,686,904	169,779,347

Total increase (decrease) in partners’ capital	(309,179)	283,964,241	283,655,062

Partners’ capital at December 31, 2005	$25,832,508	$1,975,237,484	$2,001,069,992

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Cash Flows

For the Year Ended December 31, 2005

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$113,875,715
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation/depreciation on investments in investment funds	(48,895,445)
Net change in unrealized appreciation/depreciation on swap contracts	2,916,423
Net realized gain from investments in investment funds	(73,914,967)
Net realized gain from purchased options	(300,465)
Net realized gain from swap contracts	(4,101,609)
Purchase of investments in investment funds	(595,500,000)
Purchase of purchased options	(1,594,450)
Proceeds from sales of investments in investment funds	625,574,962
Proceeds from closing of purchased options	1,894,915
Net proceeds from settlement of swap contracts	4,101,609
Increase in receivable for investments sold	(120,796,333)
Decrease in due from broker	22,562,647
Increase in prepaid investments in investment funds	(102,338,890)
Increase in other assets	(2,099)
Increase in management fee payable	1,175,654
Decrease in directors’ fee payable	(17,494)
Increase in accrued expenses and other liabilities	78,471

Net cash used in operating activities	(175,281,356)

Cash flows from financing activities
Proceeds from partner subscriptions	246,825,450
Payments for partner redemptions	(36,819,596)

Net cash provided by financing activities	210,005,854

Net increase in cash and cash equivalents	34,724,498
Cash and cash equivalents at beginning of year	7,257,243

Cash and cash equivalents at end of year	$41,981,741

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments

December 31, 2005

Description	First Acquisition Date	Cost	Fair Value		Percent of Investment Fund Held*		Percent of Partners’ Capital	First Available Redemption Date **	Liquidity ***
Investment Funds

Convertible Arbitrage
KBC Convertible Opportunities Fund L.P.	7/1/2002	$5,929,098	$5,559,719		20.89%		0.28%	N/A	Quarterly
Lydian Partners II L.P.	7/1/2002	23,750,000	29,623,153		26.54		1.48	N/A	Quarterly

Total Convertible Arbitrage		29,679,098	35,182,872				1.76

Distressed
Avenue Asia Investments, L.P.	7/1/2002	18,100,000	27,902,220		5.57		1.39	N/A	Annually
Avenue Europe Investments, L.P.	8/1/2004	18,000,000	20,911,800		6.18		1.05	N/A	Quarterly
ORN European Distressed Debt Fund LLC	11/1/2003	27,631,840	30,761,158		65.00		1.54	N/A	Quarterly

Total Distressed		63,731,840	79,575,178				3.98

Equity Long-Short
Amici Associates, L.P.	5/1/2004	20,000,000	22,565,933		5.41		1.13	N/A	Quarterly
Atlas Capital (QP), L.P.	8/1/2004	27,000,000	28,954,021		12.80		1.45	N/A	Quarterly
Delta Institutional, LP	3/1/2004	47,400,000	62,900,407		9.74		3.14	N/A	Quarterly
Elm Ridge Capital Partners, L.P.	7/1/2004	14,000,000	15,066,233		3.07		0.75	N/A	Quarterly
Gotham Asset Management (U.S.), L.P.	8/1/2003	1,981,865	2,440,942		0.37		0.12	N/A	Annually
Karsch Capital II, LP	5/1/2004	21,000,000	24,627,391		5.96		1.23	N/A	Quarterly
Lancer Partners, L.P.	7/1/2002	15,625,000	—	(a)		(b)	0.00	N/A	(c)
Lansdowne Global Financials Fund, L.P.	10/1/2004	52,000,000	67,074,422		56.90		3.35	N/A	Monthly
Maverick Fund USA, Ltd.	7/1/2002	21,875,000	26,493,322		1.27		1.32	N/A	Annually
Value Partners China Hedge Fund LLC	2/1/2005	8,000,000	8,441,848		21.20		0.42	N/A	Monthly

Total Equity Long-Short		228,881,865	258,564,519				12.91

Equity Market Neutral
Bryn Mawr Capital, L.P.	10/1/2002	9,987,725	12,445,382		12.71		0.62	N/A	Quarterly
Durban Capital, L.P.	7/1/2004	16,750,000	17,633,037		17.00		0.88	N/A	Quarterly
FrontPoint Healthcare Fund, L.P.	5/1/2003	22,000,000	25,555,807		2.95		1.28	N/A	Quarterly
Highbridge Long/Short Equity Fund, L.P.	1/1/2005	29,000,000	30,587,121		24.85		1.53	N/A	Quarterly
Tiger Consumer Partners, L.P.	9/1/2003	5,000,000	5,741,756		6.34		0.29	N/A	Quarterly
Tiger Global, L.P.	1/1/2003	6,500,000	12,293,335		1.01		0.61	6/30/2006	Annually
Visium Balanced Fund, L.P.	12/1/2005	40,000,000	41,440,000		38.82		2.07	11/30/2006	Quarterly

Total Equity Market Neutral		129,237,725	145,696,438				7.28

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2005

Description	First Acquisition Date	Cost	Fair Value		Percent of Investment Fund Held*		Percent of Partners’ Capital	First Available Redemption Date **	Liquidity ***
Investment Funds (continued)

Fixed Income Arbitrage
Endeavour Fund I LLC	3/1/2004	$24,450,000	$26,681,715		8.34%		1.33%	N/A	Quarterly
Vega Relative Value Fund Limited	7/1/2002	24,750,000	29,150,851		10.52		1.46	N/A	Monthly

Total Fixed Income Arbitrage		49,200,000	55,832,566				2.79

Merger/Risk Arbitrage
Empyrean Capital Fund, LP	7/1/2004	37,500,000	39,181,700		7.33		1.96	N/A	Quarterly

Total Merger/Risk Arbitrage		37,500,000	39,181,700				1.96

Mortgage Arbitrage
Ellington Mortgage Partners, L.P.	7/1/2002	40,750,000	54,799,511		12.54		2.74	N/A	Annually
Highland Opportunity Fund, L.P.	8/1/2002	44,500,000	49,257,109		30.95		2.46	N/A	Quarterly
Metacapital Fixed Income Relative Value Fund, L.P.	7/1/2003	33,000,000	35,126,147		33.00		1.76	N/A	Quarterly
Parmenides Fund, L.P.	9/1/2003	38,000,000	42,201,691		19.95		2.11	N/A	Monthly
Safe Harbor Fund, L.P. (d)	7/1/2002	18,750,000	8,800,416	(a)		(b)	0.44	N/A	(c)
Smith Breeden Mortgage Partners L.P.	12/1/2004	6,500,000	6,732,750		1.71		0.34	N/A	Quarterly
Structured Servicing Holdings, L.P.	7/1/2002	17,825,940	26,829,584		13.02		1.34	N/A	Monthly

Total Mortgage Arbitrage		199,325,940	223,747,208				11.19

Multi-Strategy
Amaranth Partners L.L.C.	11/1/2004	70,000,000	83,963,212		6.50		4.20	N/A	Annually
AQR Absolute Return Instititutional Fund, L.P.	7/1/2002	24,750,000	30,397,070		3.61		1.52	N/A	Quarterly
Brevan Howard L.P.	8/1/2004	23,000,000	25,384,212		4.91		1.27	N/A	Monthly
Citadel Wellington LLC	7/1/2002	76,250,000	96,531,042		3.41		4.82	N/A	3 Years & Quarterly
D.E. Shaw Composite Fund, L.L.C.	9/1/2005	44,000,000	46,435,558		1.60		2.32	N/A	Quarterly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	34,000,000	43,188,943		4.58		2.16	N/A	Quarterly
HBK Fund L.P.	7/1/2002	94,161,677	109,161,899		4.78		5.46	N/A	Quarterly
K Capital II, L.P.	2/1/2003	5,000,000	4,520,519		2.55		0.23	N/A	Annually
Nylon Flagship Fund L.P.	2/1/2005	43,000,000	41,461,539		37.62		2.07	N/A	Quarterly
Oak Hill CCF Partners, L.P.	2/1/2005	30,000,000	31,253,711		8.13		1.56	N/A	Monthly
OZ Domestic Partners, L.P.	7/1/2002	37,500,000	55,290,011		2.74		2.76	N/A	Annually
Polygon Global Opportunities Fund LP	7/1/2005	62,000,000	68,265,550		19.28		3.41	N/A	Quarterly

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2005

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Partners’ Capital	First Available Redemption Date **	Liquidity ***
Investment Funds (continued)

Multi-Strategy (continued)
Q Funding III, L.P.	7/1/2002	$9,912,040	$18,733,755	9.50%	0.94%	6/30/2009 (e)	3 Years
Severn River Capital Partners, LP	8/1/2004	1,254,404	1,163,866	2.29	0.06	N/A	Quarterly

Total Multi-Strategy		554,828,121	655,750,887		32.78

Other Arbitrage
Laxey Investors L.P.	9/1/2004	36,000,000	39,866,393	36.24	1.99	N/A	Monthly

Total Other Arbitrage		36,000,000	39,866,393		1.99

Relative Value Credit
Artesian Credit Arbitrage Total Return Fund LP	4/1/2004	20,000,000	21,511,291	12.11	1.07	N/A	Quarterly
Fir Tree Recovery Fund, L.P.	7/1/2002	15,500,000	23,872,745	8.30	1.19	N/A	2 Years
Mariner - Credit Risk Advisors Relative Value Fund, LP	9/1/2003	13,000,000	14,743,637	8.32	0.74	N/A	Quarterly
Par IV Fund, L.P.	11/1/2004	12,000,000	13,167,336	14.89	0.66	N/A	Quarterly
Plainfield Special Situations Onshore Feeder Fund LP	8/1/2005	30,000,000	30,907,566	19.33	1.54	7/31/2006	Quarterly
Solent Relative Value Credit Fund L.P.	11/1/2004	34,000,000	35,557,859	36.20	1.78	N/A	Quarterly
Trilogy Financial Partners, L.P.	1/1/2003	25,000,000	27,984,904	10.84	1.40	N/A	Quarterly

Total Relative Value Credit		149,500,000	167,745,338		8.38

Statistical Arbitrage
Thales Fund, L.P.	7/1/2002	4,562,255	5,891,675	6.12	0.29	N/A	Quarterly

Total Statistical Arbitrage		4,562,255	5,891,675		0.29

Total Investments in Investment Funds		1,482,446,844	1,707,034,774		85.31

Short-Term Investments
State Street Euro Dollar Time Deposit 3.40% due 01/03/06		41,981,741	41,981,741		2.10

Total Short-Term Investments		41,981,741	41,981,741		2.10

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2005

Description	Cost	Fair Value	Percent of Partners’ Capital
Total Investments in Investment Funds and Short-Term Investments	$1,524,428,585	$1,749,016,515	87.41%

Other Assets, less Liabilities		252,053,477	12.59

Total Partners’ Capital		$2,001,069,992	100.00%

Detailed information about the Investment Funds’ portfolios is not available.

*	May represent percentage ownership of a feeder investment fund, which in turn invests in a master investment fund.
**	From original investment date. Subsequent tranches may have lock-ups that extend beyond December 31, 2005.
***	Available frequency of redemptions after initial lock-up period.
N/A	Initial lock-up period has either expired on or prior to December 31, 2005 or Investment Fund did not have an initial lock-up period.
(a)	Fair valued by the Adviser. See discussion in Note 2 to the financial statements.
(b)	Percent of Investment Fund held not available. See discussion in Note 2 to the financial statements.
(c)	Liquidity restricted. See discussion in Note 2 to the financial statements.
(d)	In liquidation. See discussion in Note 2 to the financial statements.
(e)	Based on agreement with the underlying fund’s investment manager, if the investment becomes greater than 8% of the Partnership’s net assets, the Partnership may elect to redeem at the next available month end date in an amount sufficient to bring the investment’s value to below 8% of the Partnership’s net assets.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (continued)

December 31, 2005

Strategy Allocation	Percent of Partners’ Capital
Multi-Strategy	32.78%
Equity Long-Short	12.91
Mortgage Arbitrage	11.19
Relative Value Credit	8.38
Equity Market Neutral	7.28
Distressed	3.98
Fixed Income Arbitrage	2.79
Short-Term Investments	2.10
Other Arbitrage	1.99
Merger/Risk Arbitrage	1.96
Convertible Arbitrage	1.76
Statistical Arbitrage	0.29

Total Investments in Investment Funds and Short-Term Investments	87.41%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements

December 31, 2005

1. Organization

Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) was organized under the laws of the State of Delaware as a limited partnership on November 6, 2001 pursuant to an Amended and Restated Agreement of Limited Partnership (as it may be amended, modified or otherwise supplemented from time to time, the “Agreement”) and commenced operations on July 1, 2002. The Partnership is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Partnership’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies. Investments of the Partnership are selected opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Investment Funds while seeking to invest in compelling investment strategies and with promising Investment Managers at optimal times. The Partnership may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Partnership’s general partner (the “General Partner”) subject to the ultimate supervision of, and subject to any policies established by, the Partnership’s Board of Directors (the “Board”). The General Partner has claimed an exemption from registration as a commodity pool operator with the National Futures Association (“NFA”) in connection with the Partnership. Morgan Stanley AIP GP LP, the general partner of the General Partner, serves as the Partnership’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Partnership, subject to the supervision of the Board. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended, and has claimed an exemption from registration as a commodity trading adviser with the NFA in connection with the Partnership. The General Partner and the Adviser are affiliates of Morgan Stanley. The Partnership has no fixed termination date and will continue unless the Partnership is otherwise terminated under the terms of the Agreement or unless and until required by law.

The Board has overall responsibility for monitoring and overseeing the Partnership’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Partnership or the Adviser.

Limited partnership interests of the Partnership (the “Interests”) are generally issued at the beginning of each calendar quarter, unless otherwise determined at the discretion of the General Partner. Additional subscriptions for Interests by eligible investors are accepted into the Partnership at net asset value. The Partnership may from time to time offer to repurchase Interests (or portions of them) at net asset value pursuant to written tenders made by a limited partner of the Partnership (a “Limited Partner”). Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

1. Organization (continued)

Each repurchase offer by the Partnership is made with respect to Interests representing 5%-25% of the current net asset value of the Partnership. Subject to the approval of the Board, the Partnership makes such offers to repurchase Interests (or portions of them) from Limited Partners quarterly on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Partnership initially pays at least 90% of the estimated value of the repurchased Interests (or portions of them) to Limited Partners within 30 days after the value of the Interests to be repurchased is determined, and the remaining amount is paid out promptly after completion of the annual audit of the Partnership and preparation of the Partnership’s audited financial statements.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Partnership in preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the General Partner and Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Partnership is determined as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

At December 31, 2005, 97.60% of the Partnership’s portfolio was comprised of investments in Investment Funds. Of the remainder of the portfolio, 2.40% was invested in a Eurodollar time deposit. The Board has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by the Investment Fund’s investment manager from time to time, usually monthly. Such valuations are net of management and performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements and offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Agreement, the Adviser values the Partnership’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Partnership investments may differ significantly from the values that would have been used had a ready market for the investments held by the Partnership been available.

The Partnership’s investment in Lancer Partners, L.P. (“Lancer”), an Investment Fund, was fair valued in good faith by the Adviser as of December 31, 2005 at a value of $0, representing 0.00% of partners’ capital. The manager of Lancer has failed to deliver audited financial statements for Lancer for 2001, 2002, 2003 and 2004. In February 2003, the General Partner initiated a legal action against Lancer and its manager in the Superior Court of the State of Connecticut for access to the full books and records of Lancer. Subsequently, Lancer filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The General Partner is a member of the creditors committee formed as part of that proceeding. On July 8, 2003, the United States Securities and Exchange Commission (“SEC”) instituted a civil action against Lancer, Lancer Management Group, LLC, Lancer Management Group II, LLC (Lancer’s general partner and fund manager, referred to with Lancer Management Group, LLC as “Lancer Management”), Michael Lauer (the principal of Lancer Management) as well as against other entities affiliated with Lauer. The SEC alleges that Lauer and Lancer Management made fraudulent misrepresentations to investors by, among other things, overstating the value of the funds and manipulating the price of shares of some of the companies in which Lancer invested. The SEC obtained a temporary restraining order which appointed a receiver for Lancer Management and granted other relief against Lancer Management and Lauer, while deferring to the bankruptcy court with respect to Lancer. Subsequently, the receiver advised the bankruptcy court that it was now in control of Lancer, that Lauer would not be contesting the preliminary injunction sought by the SEC, and that Lauer had agreed not to take any further action with respect to Lancer. It is anticipated that the receiver will evaluate the financial status of Lancer and, in consultation with the creditor and equity committees in the bankruptcy proceeding, propose a plan for winding up Lancer. The Partnership will continue to pursue its rights with regard to the bankruptcy action.

The Partnership’s investment in Safe Harbor Fund, L.P. (“Safe Harbor”), an Investment Fund, was fair valued in good faith by the Adviser as of December 31, 2005 at a value of $8,800,416, representing 0.44% of partners’ capital. Safe Harbor, formerly managed by Beacon Hill Asset Management LLC, was placed into receivership by order of the U.S. Federal District Court, Southern District of New York (the “District Court”), on September 16, 2003. Safe Harbor, along with two other funds, is a feeder fund of Beacon Hill Master, Ltd. (In Official Liquidation) (“Beacon Hill Master”). On January 30, 2004, the Grand Court of the Cayman Islands (the “Grand Court”) entered an order appointing two Joint Official

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

Liquidators (the “JOLs”) of Beacon Hill Master. One of the JOLs also serves as receiver for Safe Harbor. On November 10, 2005, the Grand Court issued directions that Beacon Hill Master should distribute its assets to its feeder funds according to the “Averaging Methodology,” which is based on an average of historical and restated NAVs. The receiver for Safe Harbor, the JOLs and the SEC are collectively working to draft a motion for a plan of distribution, to be approved by the District Court, that adopts the Averaging Methodology for the distribution of the assets of Beacon Hill Master and Safe Harbor. The Adviser has determined that the Averaging Methodology is the appropriate method to use as the basis for the fair value of the Partnership’s investment in Safe Harbor and has so valued such investment as of December 31, 2005. The ultimate value of the Partnership’s investment in Safe Harbor will not be determined until a final distribution methodology in respect of Safe Harbor is approved by the District Court and any potential liabilities associated with Safe Harbor and Beacon Hill Master are resolved. In particular, Safe Harbor’s fair value does not reflect any potential liabilities associated with either the liquidation of Beacon Hill Master or any pending action against Safe Harbor, Beacon Hill Master, their former investment manager or any party with a potential indemnification claim that succeeds against Safe Harbor or Beacon Hill Master.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Values of Financial Instruments,” approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partners’ Capital.

Income Recognition and Expenses

The Partnership recognizes interest income on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in Investment Funds’ net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations. Redemptions received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Net profits or net losses of the Partnership for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Limited Partners and the General Partner (collectively, the “Partners”) as of the last day of each month in accordance with the Partners’ investment percentages as of the first day of each month. Net profits or net losses are measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation on investments, income, net of accrued expenses, and realized gains or losses, before giving effect to any repurchases by the Partnership of Interests or portions of Interests.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Cash and Cash Equivalents

The Partnership treats all highly liquid financial instruments that have original maturities within 60 days of acquisition as cash equivalents. Cash equivalents are valued at cost plus accrued interest, which approximates fair value. All cash is invested overnight in a short-term time deposit with the Partnership’s custodian, State Street Bank and Trust Company.

Income and Withholding Taxes

No provision for federal, state, or local income taxes is provided in the financial statements. In accordance with the Internal Revenue Code of 1986, as amended, each of the Partners is to include its respective share of the Partnership’s realized profits or losses in its individual tax returns.

For the year ended December 31, 2005, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Partnership reclassified $10,420,348 and $78,317,041 from accumulated net investment loss and accumulated net realized gain, respectively, to net capital subscriptions. This reclassification was to reflect, as an adjustment to net capital subscriptions, the amounts of taxable income or loss that have been allocated to the Partners and had no effect on net assets.

The Partnership is required to withhold U.S. tax from U.S. source dividends allocable to its foreign partners and to remit those amounts to the Internal Revenue Service. The rate of withholding is generally the rate at which the particular foreign partner is subject to U.S. federal income tax. The foreign partners are obligated to indemnify the Partnership for any taxes that the Partnership is required to withhold as well as any interest or penalties. During the year ended December 31, 2005, the Partnership withheld and paid taxes of $1,110,171, which is included in partner redemptions on the Statement of Changes in Partners’ Capital. This amount was specifically allocated to the capital accounts of the foreign partners who incurred the withholding.

If the Partnership is required to withhold U.S. or other applicable foreign tax with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the General Partner, will cause the amount of the obligation to be debited against the capital account of the Partner when the Partnership pays the obligation, and any amounts then or in the future distributable to the Partner will be reduced by the amount of the taxes. If the amount of the taxes is greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to the Partnership as a capital subscription, upon demand by the General Partner, the amount of the excess.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Limitation of Limited Partner Liability

Generally, except as provided under applicable law or under the Agreement, a Limited Partner shall not be liable for the Partnership’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Limited Partner, plus such Limited Partner’s share of undistributed profits and assets. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.

3. Management Fee, Performance Incentive, Related Party Transactions and Other

Effective November 1, 2004, under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), as amended, between the Adviser and the Partnership, the Adviser receives a management fee for services provided to the Partnership, calculated and paid monthly at a rate of 0.046% (0.55% on an annualized basis) of the Partnership’s net assets as of the end of business on the last business day of each month, before adjustment for any redemptions effective on that day. For the year ended December 31, 2005, the Partnership incurred management fees of $10,308,415, of which $2,752,602 was payable to the Adviser at December 31, 2005. Prior to November 1, 2004, the management fee was calculated and paid at a monthly rate of 0.063% (0.75% on an annualized basis). For the year ended December 31, 2004, the Partnership incurred management fees of $9,089,381, of which $1,576,948 was payable to the Adviser at December 31, 2004.

Under the terms of the Agreement, as amended, the General Partner’s “Performance Incentive” for each Incentive Period, as defined in the Agreement, is equal to 10% of the amount, if any, of: (1) the net profits allocated to each Limited Partner’s capital account for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) the greater of (a) the Limited Partner’s Hurdle Rate Amount (as defined below) for the Incentive Period or (b) the Loss Carryforward Amount(s), as defined in the Agreement, applicable to the Limited Partner’s capital account. With respect to each Limited Partner for each Incentive Period, the Performance Incentive allocated to the General Partner will not exceed 1.75% of the Limited Partner’s ending capital account balance for that Incentive Period, as determined prior to the deduction of the Performance Incentive.

The Partnership’s “Hurdle Rate” for a given Incentive Period is equal to 5% per annum plus the rate of return achieved by the Citi Three-Month U.S. Treasury Bill Index over the same Incentive Period. A Limited Partner’s “Hurdle Rate Amount” for a given Incentive Period is equal to the Hurdle Rate calculated for a given Incentive Period multiplied by the Limited Partner’s capital account balance as of the beginning of that Incentive Period. The Hurdle Rate is not cumulative and resets for each Incentive Period at the beginning of each such Incentive Period. The Performance Incentive is debited from each Limited Partner’s capital account and credited to the General Partner’s capital account at the end of each such Incentive Period. During the years ended December 31, 2005 and December 31, 2004, the Performance Incentive earned was $92,443 and $54,877, respectively, and is included in the Statements of Changes in Partners’ Capital.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

State Street Bank and Trust Company (the “Administrator”) provides accounting and administrative services to the Partnership. Under an administrative services agreement, the Administrator is paid a fee computed and payable monthly at an annual rate of 0.0650% of the Partnership’s average monthly net assets, subject to an annual minimum of $158,400. In addition, the Partnership is charged for certain reasonable out-of-pocket expenses incurred by the Administrator on its behalf.

State Street Bank and Trust Company also serves as the custodian for the Partnership. Custody fees are payable monthly based on assets held in custody and investment purchases and sales activity, plus reimbursement for certain reasonable out-of-pocket expenses.

At December 31, 2005, there was one Limited Partner, unaffiliated with Morgan Stanley, with a capital balance that represented approximately 54% of the Partnership’s capital and another Limited Partner, unaffiliated with Morgan Stanley, that invested in the Partnership indirectly through a related limited partnership, which had a capital balance that represented approximately 17% of the Partnership’s capital.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Partnership invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and equity swaps. The Partnership’s risk of loss in these Investment Funds is limited to the value of these investments as reported by the Partnership.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Options

The Partnership may utilize options and “synthetic” options written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. Options are valued based on market values provided by dealers. When options are purchased over-the-counter, the Partnership bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Adviser may have difficulty closing out the Partnership’s position. Over-the-counter options also may include options on “baskets” of specific securities.

The Partnership may purchase call and put options on specific securities for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option.

The Partnership may purchase call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks. There were no option contracts outstanding as of December 31, 2005.

Swap Agreements

The Partnership may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in an attempt to obtain a particular return when the Adviser determines appropriate, possibly at a lower cost than if the Partnership had invested directly in the investment or instrument. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,”

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Swap Agreements (continued)

that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, in the value of an Investment Fund, or in a “basket” of securities representing a particular index. Effective January 1, 2004, the Partnership adopted the method of accounting for interim payments on swap contracts in accordance with clarification provided by the SEC to registered investment companies. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets, Liabilities and Partners’ Capital. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

Most swap agreements entered into by the Partnership require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations or rights under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Swaps are valued based on market values provided by dealers. The Partnership is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Partnership is contractually obligated to make. If the other party to a swap defaults, the Partnership’s risk of loss consists of the net amount of payments that the Partnership contractually is entitled to receive, which may be different from the amounts recorded on the Statement of Assets, Liabilities and Partners’ Capital.

The unrealized appreciation (depreciation), rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

As of December 31, 2005, there were no swap contracts outstanding. Amounts representing the net realized value of settled swap contracts and the related cash collateral on deposit with the counterparty are included in due from broker on the Statement of Assets, Liabilities and Partners’ Capital.

5. Receivable for Investments Sold

As of December 31, 2005, $182,450,398 was due to the Partnership from Investment Funds, none of which are related parties. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations. Substantially all of these amounts, which were receivable from ten Investment Funds, were collected subsequent to the balance sheet date.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

6. Contractual Obligations

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Investments in Investment Funds

As of December 31, 2005, the Partnership invested primarily in Investment Funds, none of which were related parties of Morgan Stanley. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners in the form of management fees ranging from 0.0% to 3.0% annually of net assets and performance incentive fees/allocations ranging from 20% to 30% of net profits earned.

At December 31, 2005, approximately 4.43% of the Partnership’s capital was invested in Investment Funds with lock-ups extending beyond one year from December 31, 2005.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to year-end relating to investments to be made effective January 1, 2006, pursuant to each Investment Fund’s operating agreements.

For the year ended December 31, 2005, aggregate purchases and proceeds from sales of investments in Investment Funds were $595,500,000 and $625,574,962, respectively.

The cost of investments for Federal income tax purposes is adjusted for items of taxable income or loss allocated to the Partnership from the Investment Funds. The allocated taxable income or loss is reported to the Partnership by the Investment Funds on Schedules K-1. The Partnership has not yet received all such Schedules K-1 for the year ended December 31, 2005.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (continued)

8. Financial Highlights

The following represents ratios to average Limited Partners’ capital and other financial highlights information for Limited Partners. The calculations below are not annualized for periods less than one year.

	For the Year Ended December 31, 2005		For the Year Ended December 31, 2004 (e)		For the Year Ended December 31, 2003	For the Period From July 1, 2002 (a) to December 31, 2002
Total return – prior to Performance Incentive	6.11%		5.58%		10.61%	(0.67)%
Performance Incentive	0.00	%(c)	0.00	%(c)	(0.67)%	(0.00	)%(c)

Total return – net of Performance Incentive (b)	6.11%		5.58%		9.94%	(0.67)%

Ratio of total expenses to average Limited Partners’ capital (d)	0.67%		0.92%		1.04%	0.55%
Performance Incentive to average Limited Partners’ capital	0.01%		0.00	%(c)	0.63%	0.00	%(c)

Ratio of total expenses and Performance Incentive to average Limited Partners’ capital (d)	0.68%		0.92%		1.67%	0.55%

Ratio of net investment loss to average Limited Partners’ capital (d)(f)	(0.56)%		(0.87)%		(0.99)%	(0.51)%
Portfolio turnover	34%		13%		13%	5%
Net assets at end of the period (000s)	$2,001,070		$1,717,415		$1,096,799	$719,356

(a)	Commencement of operations.
(b)	Total return assumes a purchase of an interest in the Partnership at the beginning of the period indicated and a sale of the Partnership interest on the last day of the period indicated, after Performance Incentive, if any, to the General Partner.
(c)	Impact of Performance Incentive represented less than 0.005%.
(d)	Ratios do not reflect the Partnership’s proportionate share of the income and expenses of the Investment Funds.
(e)	As of January 1, 2004, the Partnership adopted the method of accounting for interim payments on swap contracts in accordance with clarification provided by the SEC to registered investment companies. The Partnership has reclassified interim payments made under total return swap agreements. These interim payments are reflected within net realized loss and net change in unrealized appreciation on swap contracts on the Statement of Operations; however, prior to January 1, 2004, these interim payments were reflected within interest expense on the Statement of Operations. The effect of this change for the year ended December 31, 2004 was to decrease the ratio of net investment loss to average Limited Partners’ capital and to decrease the ratio of total expenses to average Limited Partners’ capital by 0.05% and 0.05%, respectively.
(f)	Excludes impact of Performance Incentive.

The above ratios and total return have been calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratios may vary from these returns and ratios due to the timing of capital transactions and withholding tax allocation, as applicable.

9. Subsequent Events

From January 1, 2006 through February 21, 2006, the Partnership accepted approximately $39.5 million in additional subscriptions. The Partnership has also received tenders to repurchase Interests of approximately $1.5 million as of March 31, 2006.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

Proxy Voting Policies and Procedures and Proxy Voting Record

(Unaudited)

A copy of (1) the Partnership’s policies and procedures with respect to the voting of proxies relating to the Partnership’s Investment Funds; and (2) how the Partnership voted proxies relating to Investment Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Partnership at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Partnership also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Partnership’s first and third fiscal quarters on Form N-Q. The Partnership’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Partnership’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Partnership at 1-888-322-4675.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen Within the Complex ***	Other Directorships Held Outside the Complex
Independent Directors Michael Bozic (64) Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since July 2003	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	197	Director of various business organizations.

Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Director	Director since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (Utility Company); formerly Managing Director of Summit Ventures LLC (2000-2004) (Lobbying and Consulting Firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americaas New York, NY 10036	Director	Director since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; director of various other business and charitable organizations.

*	This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as Director for the Retail Funds and the Institutional Funds reflect the earliest date the Director began serving the Retail or Institutional Funds as applicable.
***	The Complex includes all funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP. The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen Within the Complex ***	Other Directorships Held Outside the Complex
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Director since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly, Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Director since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael Nugent (69) Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Director since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.

Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Director since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

*	This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as Director for the Retail Funds and the Institutional Funds reflect the earliest date the Director began serving the Retail or Institutional Funds as applicable.
***	The Complex includes all funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP. The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen Within the Complex ***	Other Directorships Held Outside the Complex
Interested Directors

Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chairman and Director	Chairman and Director since July 2003	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.

James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Director since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as Director for the Retail Funds and the Institutional Funds reflect the earliest date the Director began serving the Retail or Institutional Funds as applicable.
***	The Complex includes all funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP. The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Officers Ronald E. Robison (67) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer since July 2003	President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley: Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 – September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001 – July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Barry Fink (51) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary, and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997 – July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997-December 2001).

Joseph J. McAlinden (62) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Trust, Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).

Amy R. Doberman (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of the Investment Manager and Morgan Stanley Investment Advisor Inc.; Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000-July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997-July 2000).

Carsten Otto (41) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer, since 2004	Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

*	This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Officers

Stefanie V. Chang (38) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since December 1997	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Cory Pulfrey (46) Morgan Stanley Alternative Investment Partners LP One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428	Vice President	Vice President since 2003	Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Alternative Investments Inc.; Lead Portfolio Manager for the Private Markets Portfolios; Formerly, Managing Director of the Weyerhaeuser Pension Fund Investment Group.

James W. Garrett (36) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002; Chief Financial Officer since July 2003	Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PriceWaterhouseCoopers LLP).

Noel Langlois (36) Morgan Stanley Alternative Investment Partners LP One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428	Assistant Treasurer	Treasurer from 2002 to 2003 Assistant Treasurer since 2003	Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. and officer of various unregistered investment vehicles managed by Morgan Stanley Investment Management Inc.

Mary E. Mullin (37) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since June 1999	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*	This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Directors

Charles A. Fiumefreddo, Chairman of the Board and Director

Michael Bozic

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael Nugent

Fergus Reid

Officers

Ronald E. Robison, President and Principal Executive Officer

Joseph J. McAlinden, Vice President

Barry Fink, Vice President

Stefanie Chang Yu, Vice President

Cory Pulfrey, Vice President

Amy R. Doberman, Vice President

Carsten Otto, Chief Compliance Officer

James W. Garrett, Treasurer and Chief Financial Officer

Noel Langlois, Assistant Treasurer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02116

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

ITEM 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Additionally, Exhibit B was amended to remove Mitchell M. Merin as a covered officer.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit A.

(2)	Not applicable.

(3)	Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Director: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2005

	Registrant		Covered Entities(1)
Audit Fees	$56,800		N/A

Non-Audit Fees
Audit-Related Fees	$0		$235,000	(2)
Tax Fees	$19,300	(3)	$52,799	(4)
All Other Fees	$0		$956,268	(5)
Total Non-Audit Fees	$0		$1,244,067

Total	$76,100		$1,244,067

2004

	Registrant		Covered Entities(1)
Audit Fees	$54,080		N/A

Non-Audit Fees
Audit-Related Fees	$0		$115,000	(2)
Tax Fees	$18,375	(3)	$100,829	(6)
All Other Fees	$0		$60,985	(7)
Total Non-Audit Fees	$18,375		$276,814

Total	$72,455		$276,814

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.
(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.
(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.
(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.
(6)	Tax Fees represent tax advice services provided to Covered Entities, including assistance in obtaining a private letter ruling and the research and identification of PFIC entities.
(7)	All Other Fees represent attestation services provided in connection with performance presentation standards.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

(e)(1)	The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,1

A. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

B. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

C. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

D. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

E. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

F. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

G. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

H. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

I. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

J. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS. Refer to Item 1.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services’ Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1.	The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2.	Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

C. Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D. Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

E. Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.	Corporate Transactions

•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

ii.	Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.	Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•

Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. ADMINISTRATION OF POLICY

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment

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team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

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B.	Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.	Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

ITEM 8.	PORTFOLIO MANAGERS.

(a)(1) This info is as of March 10, 2006

Mustafa A. Jama Mr. Jama is a managing director of MSIM, Head of Liquid Markets and Chief Investment Officer for the liquid markets portfolios at Morgan Stanley Alternative Investment Partners (“Morgan Stanley AIP”). He is also a member of the Investment Committee and serves as a portfolio manager for the liquid market portfolios, including Morgan Stanley Global Long/Short Fund LP since its inception in October 2005, Morgan Stanley Opportunistic Fund LP since its inception in October 2005 and Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in January 2005, as well as Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Liquid Markets Fund II LP, Morgan Stanley Multi-Strategy Fund p.l.c. – Alternative Investment Liquid Markets (Ireland) Fund, Morgan Stanley Institutional Fund of Hedge Funds LP, a liquid markets separate account, and certain liquid market investments of another separate account, each since he joined the firm. He joined Morgan Stanley AIP in 2004 and has more than 10 years of investment experience. Before joining the firm, he was a managing director and Head of Manager Sourcing for Glenwood Capital Investments as well as a director and a portfolio manager at Deutsche Bank Absolute Return Strategies; both are fund of hedge funds managers. Prior to that, Mr. Jama managed client capital at Bankers Trust/Deutsche Bank utilizing option strategies in equities, fixed income, currencies and commodities. He also managed Deutsche Bank’s proprietary capital. Mr. Jama received a B.S. in civil engineering from Southern University in Baton Rouge, Louisiana and an M.S. in civil engineering from the University of Southern California. He received an M.B.A. from Harvard Business School.

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José F. González-Heres Mr. González-Heres is an executive director of MSIM and Portfolio Manager for the liquid markets portfolios at Morgan Stanley AIP, focusing on credit and event-driven strategies including risk arbitrage, credit arbitrage, capital structure arbitrage and distressed investing. He is also a member of the Investment Committee and serves as a portfolio manager for Morgan Stanley Global Long/Short Fund LP since its inception in October 2005, Morgan Stanley Opportunistic Fund LP since its inception in October 2005, Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in January 2005, Morgan Stanley Liquid Markets Fund II LP since its inception in June 2004, and a separate account since its inception in April 2004, as well as Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Multi-Strategy Fund p.l.c. – Alternative Investment Liquid Markets (Ireland) Fund, Morgan Stanley Institutional Fund of Hedge Funds LP, and certain liquid market investments of another separate account since he was promoted to Portfolio Manager in 2004. Prior to his current role, Mr. González-Heres served as an investment analyst. He joined Morgan Stanley AIP in 2001 and has more than 11 years of investment experience. Before joining the firm, Mr. González-Heres was Chief Executive Officer of Suggestionator, Inc., a privately held software company, and was an investment banker in the public finance areas of both Bear Stearns and Prudential Securities. He has also worked at IBM and has earned U.S. and international patents for his work on algorithms. Mr. González-Heres received a B.S. in electrical engineering from Northwestern University and an M.B.A. from the Yale University School of Management.

Richard J. Papetti Mr. Papetti is an executive director of MSIM and Portfolio Manager for the liquid markets portfolios at Morgan Stanley AIP, focusing on multi-strategy and convertible bond arbitrage managers. He is also a member of the Investment Committee and serves as a portfolio manager for Morgan Stanley Global Long/Short Fund LP since its inception in October 2005, Morgan Stanley Opportunistic Fund LP since its inception in October 2005 and Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in January 2005, as well as the Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Multi-Strategy Fund p.l.c. – Alternative Investment Liquid Markets (Ireland) Fund, Morgan Stanley Institutional Fund of Hedge Funds LP, Morgan Stanley Liquid Markets Fund II LP, a liquid markets separate account, and certain liquid market investments of another separate account, each since he joined the firm. He joined Morgan Stanley AIP in 2004 and has more than 23 years of investment experience. Before joining the firm, Mr. Papetti was a managing director and a portfolio manager at Commonfund Asset Management where he oversaw the management of non-directional, directional and portable alpha strategies for $2.5 billion in fund of hedge funds assets. Prior to that, he was a managing principal for Navigator Capital, a senior portfolio manager at Weiss, Peck & Greer and a group research director at J.P. Morgan Investment Management. He has also served as a finance instructor at the Wharton School at the University of Pennsylvania and a research associate at the Rodney L. White Center for Financial Research. Mr. Papetti received a B.S. in economics and an M.S. in finance as a Prudential Scholar from the Wharton School at the University of Pennsylvania.

George A. Shows, Ph.D. Mr. Shows is an executive director of MSIM and Portfolio Manager for the liquid markets portfolios at Morgan Stanley AIP, focusing on risk management and quantitative analysis. He is also a member of the Investment Committee and serves as a portfolio manager for the liquid market portfolios including Morgan Stanley Liquid Markets Fund I LP since its inception in February 2001, Morgan Stanley Multi-Strategy Fund p.l.c. – Alternative Investment Liquid Markets (Ireland) Fund since its inception in December 2001, Morgan Stanley Institutional Fund of Hedge Funds LP since its inception in July 2002, Morgan Stanley Liquid Markets Fund II Fund LP since its inception in June 2004, Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in January 2005, Morgan Stanley Opportunistic Fund LP since its inception in October 2005, Morgan Stanley Global Long/Short Fund LP since its inception in October 2005, a liquid markets separate account since its inception in April 2004, and certain liquid market investments of another separate account since 1991. He joined Morgan Stanley AIP upon its formation in 2000 and has more than 27 years of investment experience. Before

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

joining the firm, Mr. Shows was an independent consultant for Weyerhaeuser Company’s Pension Fund Investment Group, where he focused on portfolio management including manager selection, investment monitoring and portfolio construction. Prior to that, he was a consultant for Grosvenor Capital Management, a fund of hedge funds manager, and a general partner at Tachyon Partners, a fixed income arbitrage manager. He has also served as a general partner at Princeton Newport Partners, a quantitative arbitrage manager. Mr. Shows received a B.S. in psychology from Loyola University, Los Angeles, and an M.A. in psychology from California State University, Long Beach. He received a Ph.D. in mathematics from the University of California, Irvine and a J.D. from the University of Pennsylvania Law School. He is currently a member of the Bars of Pennsylvania and New Jersey.

Paresh Bhatt Mr. Bhatt is a vice president of MSIM and Portfolio Manager for the liquid markets portfolios at Morgan Stanley AIP, focusing on fixed income and mortgage arbitrage strategies. He is also a member of the Investment Committee and serves as a portfolio manager for Morgan Stanley Global Long/Short Fund LP since its inception in October 2005, Morgan Stanley Opportunistic Fund LP since its inception in October 2005 and Morgan Stanley Insurance Dedicated Fund of Hedge Funds LP since its inception in January 2005, as well as Morgan Stanley Liquid Markets Fund I LP, Morgan Stanley Multi-Strategy Fund p.l.c. – Alternative Investment Liquid Markets (Ireland) Fund, Morgan Stanley Institutional Fund of Hedge Funds LP, Morgan Stanley Liquid Markets Fund II LP, a liquid markets separate account, and certain liquid market investments of another separate account, each since he was promoted to Portfolio Manager in 2004. Prior to his current role, Mr. Bhatt served as an investment analyst. He joined Morgan Stanley AIP in 2003 and has more than 11 years of investment experience. Before joining the firm, Mr. Bhatt was a senior investment analyst for SEI Investments where he managed multi-manager global equity and EAFE portfolios and led due diligence on institutional quality fund of hedge funds portfolios and an equity analyst for Granite Associates where he conducted fundamental equity research in the TMT sector and monitored hedge fund investments. He has also served as a vice president at Lehman Brothers, an associate at Bankers Trust and a research assistant at the Federal Reserve Board. Mr. Bhatt received a B.A. in economics as valedictorian from Union College and an M.B.A. from the Wharton School at the University of Pennsylvania.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2005.

Mustafa A. Jama George A. Shows Jose F. Gonzalez-Heres Paresh Bhatt Richard J. Papetti	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	One	$2.02
Other Pooled Investment Vehicles	Six	$2.18
Other Accounts	Three	$1.32

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

(a)(2)(iv) Conflicts of Interests

THE ADVISER AND THE INVESTMENT MANAGERS

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser and may follow. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. Similarly, the Adviser anticipates that each Investment Manager will consider participation by the Fund or an Investment Fund in which the Fund participates in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for Investment Funds and other accounts managed by the Investment Managers, other than the Fund (“Investment Manager Accounts”, and together with the Adviser Accounts, “Other Accounts”), that pursue investment programs similar to that of the Fund. There may be circumstances, however, under which the Adviser or Investment Manager will cause one or more Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser or Investment Manager will commit the Fund’s assets. There also may be circumstances under which the Adviser or Investment Manager will consider participation by Other Accounts in investment opportunities in which the Adviser or Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Other Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Other Accounts. Accordingly, the future performance of the Fund and the Other Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Other Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same

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time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or an Investment Manager for the Other Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund participates and/or the Other Accounts, thereby limiting the size of the Fund’s or an Investment Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Other Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Other Accounts, that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Other Accounts or the Fund.

OTHER MATTERS

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Other Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Other Account to sell, or the Investment Fund to sell and an Other Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, Trustees, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

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Future investment activities of the Adviser and its affiliates and their principals, partners, Trustees, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;

•	Deferred Compensation

Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The awards are subject to vesting and other conditions;

•	Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

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•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Alternative Investment Partners, a department within Morgan Stanley Investment Management that includes all investment professionals.

(a) (4) Securities Ownership of Portfolio Managers

As of December 31, 2005, none of Mustafa A. Jama, George A. Shows, Jose F. Gonzalez-Heres, Paresh Bhatt or Richard J. Papetti owned any securities in the Fund.

(b)	Not Applicable

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

ITEM 9. PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting thatoccurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Executive Vice President
Date:	March 10, 2006

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	March 10, 2006

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	March 10, 2006